Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 7, 2018 (this “Amendment”), is by and among THE HAIN CELESTIAL GROUP, INC., a Delaware corporation (the “Company”), HAIN PURE PROTEIN CORPORATION, a Delaware corporation and a wholly-owned Subsidiary of the Company (“HPPC” and, together with the Company, collectively, the “Borrowers”) the Lenders (as defined below) party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Company, HPPC, certain other wholly-owned Subsidiaries of the Company party thereto from time to time, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of February 6, 2018 (as amended, supplemented, extended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders party hereto are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article 1
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendments to Section 1.01 (“Defined Terms”). The definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by (a) deleting the word “and” appearing immediately prior to the Roman numeral “(xi)” appearing in such definition and inserting a comma (“,”) in its place, and (b) inserting new clauses (a)(xii) and (a)(xiii) of such definition immediately after the reference to “$40,000,000;” appearing therein to read as follows:
(xii) cash charges and cash expenses directly attributable to one-time severance and succession costs and expenses incurred by the Company in connection with the departure of Irwin Simon; provided that the aggregate amount added to Consolidated EBITDA pursuant to this clause (xii) shall not exceed $37,000,000 in the aggregate over the term of this Agreement; and (xiii) cash charges and cash expenses directly attributable to the restructurings contemplated by and reasonably detailed in the Company’s “Project Terra”

cost savings plan; provided that the aggregate amount added to Consolidated EBITDA pursuant to this clause (xiii) shall not exceed (A) for the fiscal year ended June 30, 2018, $38,800,000 and (B) thereafter, $35,000,000 in the aggregate for the remaining term of this Agreement;
1.2    Amendment to Section 7.01 (“Liens”). Clause (n) of Section 7.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “[Reserved];”.
Article 2

CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall be deemed effective as of September 30, 2018 (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Borrowers, the Required Lenders and the Administrative Agent.
(b)    Default. After giving effect to this Amendment, no Default or Event of Default shall exist.
(c)    Fees, Costs and Expenses. The Administrative Agent shall have received from the Company:
(i)    For the account of each Lender that executes and delivers a signature page hereto to the Administrative Agent by 5:00 p.m. Eastern time on or before October 31, 2018 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee in an amount equal to five (5) basis points on (A) the aggregate Revolving Commitments of such Consenting Lender (prior to giving effect to this Amendment) and (B) the outstanding principal amount of the Term Loans held by such Consenting Lender.
(ii)    The Administrative Agent shall have received from the Company such other fees, costs and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Holland & Knight LLP shall have received from the Company payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment.
(d)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

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Article 3
MISCELLANEOUS

3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2    FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
3.3    Representations and Warranties of Loan Parties. Each of the Borrowers represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Borrower and constitutes such Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.
(d)    The representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the Amendment Effective Date, except that (i) such representations and warranties that specifically refer to an earlier date shall be true and correct in all material respects as of such earlier date, (ii) such representations and warranties shall be true and correct in all respects to the extent they are qualified by a materiality standard and (iii) the representations and warranties contained in clauses (a) and (c) of Section 5.03 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (c), respectively, of Section 6.01 of the Credit Agreement.
(e)    As of the Amendment Effective Date, no event has occurred and is continuing which constitutes a Default or an Event of Default.
(f)    The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

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3.4    Reaffirmation of Obligations. Each Borrower hereby ratifies the Credit Agreement and each other Loan Document to which it is a party, and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each such Loan Document applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.
3.5    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
3.6    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.
3.7    Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.
3.8    Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.9    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.
3.10    No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
3.11    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
3.12    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
3.13    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:

THE HAIN CELESTIAL GROUP, INC.

By: /s/ James Langrock
Name: James Langrock
Title: Executive Vice President and
Chief Financial Officer

HAIN PURE PROTEIN CORPORATION

By: /s/ James Langrock
Name: James Langrock
Title: Executive Vice President and
Chief Financial Officer

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Jana L. Baker
Name: Jana L. Baker
Title: Senior Vice President

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

WELLS FARGO BANK, N.A,,
as a Lender

By: /s/ Stephanie Allegra
Name: Stephanie Allegra
Title: Senior Vice President

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A,
as a Lender

By: /s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

CITIZENS BANK, N.A,
as a Lender

By: /s/ Barrett D Bencivenga
Name: Barrett D Bencivenga
Title: Managing Director

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

FARM CREDIT EAST, ACA,
as a Lender

By: /s/ Justin A. Brown
Name: Justin A. Brown
Title: Vice President

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

HSBC Bank USA, N.A.,
as a Lender

By: /s/ Emily E. Barker #22403
Name: Emily E. Barker #22403
Title: Senior Credit Manager

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

COBANK, ACB
as a Lender

By: /s/ Robert Pickett
Name: Robert Pickett
Title: Vice President

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

Capital One, National Association

By: /s/ Kevin Brown
Name: Kevin Brown
Title: Senior Vice President

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

KeyBank National Association,
as a Lender

By: /s/ Matthew J. Bradley
Name: Matthew J. Bradley
Title: Vice President

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

Coöperatieve Rabobank U.A., New York Branch,
as a Lender

By: /s/ Chris Grimes
Name: Chris Grimes
Title: Executive Director

By: /s/ David Vernon
Name: David Vernon
Title: Vice President

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

SunTrust Bank,
as a Lender

By: /s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

TD Bank, N.A.,
as a Lender

By: /s/ John Topolovec
Name: John Topolovec
Title: Vice President

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

AGFIRST FARM CREDIT BANK,
as a Lender

By: /s/ Matthew Jeffords
Name: Matthew Jeffords
Title: Vice President

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement

KBC BANK N.V., NEW YORK BRANCH
as a Lender

By: /s/ Susan M. Silver
Name: Susan M. Silver
Title: Managing Director

By: /s/ Deborah Carlson
Name: Deborah Carlson
Title: Director

The Hain Celestial Group, Inc.
First Amendment to Credit Agreement